Exhibit 99.1

IBM REPORTS 2020 THIRD-QUARTER RESULTS

Strong Cloud Revenue Growth; Gross Margin Expansion; Solid Balance Sheet and Liquidity Position

ARMONK, N.Y., October 19, 2020 . . . IBM (NYSE: IBM) today announced third-quarter 2020 earnings results.

“The strong performance of our cloud business, led by Red Hat, underscores the growing client adoption of our open hybrid cloud platform," said Arvind Krishna, IBM chief executive officer. "Separating the managed infrastructure services business creates a market-leading standalone company and further sharpens our focus on IBM's open hybrid cloud platform and AI capabilities. This will accelerate our growth strategy and better position IBM to seize the $1 trillion hybrid cloud opportunity.”

Highlights for the third quarter include:

●	GAAP EPS from continuing operations of $1.89
●	Operating (non-GAAP) EPS of $2.58
●	Revenue of $17.6 billion, down 2.6 percent (down 3.1 percent adjusting for divested businesses and currency)

-- Cloud & Cognitive Software revenue up 7 percent (up 6 percent adjusting for currency)

●	Total cloud revenue of $6.0 billion, up 19 percent

-- Total cloud revenue of $24.4 billion over the last 12 months, up 22 percent (up 25 percent adjusting for divested businesses and currency)

●	Red Hat revenue up 17 percent (up 16 percent adjusting for currency), normalized for historical comparability
●	GAAP gross profit margin of 48 percent, up 180 basis points; Operating (non-GAAP) gross profit margin of 49 percent, up 160 basis points
●	Net cash from operating activities of $15.8 billion and free cash flow of $10.8 billion, over the last 12 months

	THIRD QUARTER 2020
				Pre-tax		Gross
	Diluted	Net	Pre-tax	Income		Profit
	EPS	Income	Income	Margin		Margin
GAAP from Continuing Operations	$1.89	$1.7B	$1.8B	10.4%		48.0%
Year/Year	1%	2%	20%	2.0	Pts	1.8	Pts

Operating (Non-GAAP)	$2.58	$2.3B	$2.6B	14.7%		49.0%
Year/Year	(4)%	(3)%	8%	1.4	Pts	1.6	Pts

“In the third quarter we continued to deliver strong gross profit margin expansion, generated solid free cash flow and maintained a sound capital structure with ample liquidity," said James Kavanaugh, IBM senior vice president and chief financial officer. "We have the necessary financial flexibility to increase our investments in hybrid cloud and AI technology innovation and skills, while remaining committed to our long-standing dividend policy.”

Cash Flow and Balance Sheet

In the third quarter, the company generated net cash from operating activities of $4.3 billion, or $1.9 billion excluding Global Financing receivables. IBM’s free cash flow was $1.1 billion. The company returned $1.5 billion to shareholders in dividends.

IBM ended the third quarter with $15.8 billion of cash on hand which includes marketable securities, up $6.7 billion from year-end 2019. Debt, including Global Financing debt of $20.9 billion, totaled $65.4 billion.

Segment Results for Third Quarter

Segment results reflect growing adoption of IBM's open hybrid cloud platform while clients continue to shift priorities to preserve cash and maintain operational stability.

●	Cloud & Cognitive Software (includes Cloud & Data Platforms which includes Red Hat, Cognitive Applications and Transaction Processing Platforms) — revenues of $5.6 billion, up 7 percent (up 6 percent adjusting for currency). Cloud & Data Platforms, grew 20 percent (up 19 percent adjusting for currency) led by Red Hat. Cognitive Applications grew 1 percent (flat adjusting for currency), led by Security and Supply Chain. Transaction Processing Platforms declined. Cloud revenue grew more than 60 percent.
●	Global Business Services (includes Consulting, Application Management and Global Process Services) — revenues of $4.0 billion, down 5 percent (down 6 percent adjusting for currency), driven by declines in Application Management and Consulting. Cloud revenue up 10 percent (up 9 percent adjusting for currency). Gross profit margin up 190 basis points.
●	Global Technology Services (includes Infrastructure & Cloud Services and Technology Support Services) — revenues of $6.5 billion, down 4 percent. Cloud revenue up 9 percent (up 8 percent adjusting for currency).
●	Systems (includes Systems Hardware and Operating Systems Software) — revenues of $1.3 billion, down 15 percent (down 16 percent adjusting for currency), driven by declines in IBM Z and Storage Systems, reflecting the impact of product cycle dynamics.
●	Global Financing (includes financing and used equipment sales) — revenues of $273 million, down 20 percent, reflecting the wind-down of OEM commercial financing. Gross profit margin up 60 basis points.

Year-To-Date 2020 Results

Year-to-date results reflect transaction-related impacts associated with the Red Hat acquisition, which closed in July 2019.

Consolidated diluted earnings per share was $4.72 compared with $6.45 per diluted share for the 2019 period, a decrease of 27 percent. Consolidated net income was $4.2 billion, down 27 percent year to year. Revenues for the nine-month period ended September 30, 2020 totaled $53.3 billion, a decrease of 4 percent year to year (down 2 percent adjusting for divested businesses and currency) compared with $55.4 billion for the first nine months of 2019.

Operating (non-GAAP) diluted earnings per share from continuing operations was $6.60 compared with $8.10 per diluted share for the 2019 period, a decrease of 19 percent. Operating (non-GAAP) net income for the nine months ended September 30, 2020 was $5.9 billion compared with $7.2 billion in the prior-year period, a decrease of 18 percent.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; the company’s failure to meet growth and productivity objectives; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results; the possibility that the proposed separation of the managed infrastructure services unit of the company’s Global Technology Services segment will not be completed within the anticipated time period or at all, the possibility of disruption or unanticipated costs in connection with the proposed separation or the possibility that the separation will not achieve its intended benefits; impact of local legal, economic, political, health and other conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels and ecosystems; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; legal proceedings and investigatory risks; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	total revenue and cloud revenue adjusting for divested businesses and currency;
●	Red Hat revenue normalized for historical comparability;
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	adjusting for free cash flow;
●	net cash from operating activities, excluding Global Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-3q20. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Edward Barbini, 914-499-6565
barbini@us.ibm.com

John Bukovinsky, 732-618-3531
jbuko@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019		2020	2019
REVENUE
Cloud & Cognitive Software	$5,553	$5,201 *		$16,540	$15,731 *
Global Business Services	3,965	4,160 *		11,992	12,513 *
Global Technology Services	6,462	6,700		19,245	20,412
Systems	1,257	1,481		4,477	4,562
Global Financing	273	343		837	1,100
Other	50	142 *		163	1,053 *
TOTAL REVENUE	17,560	18,028		53,253	55,370

GROSS PROFIT	8,430	8,336		25,052	25,388

GROSS PROFIT MARGIN
Cloud & Cognitive Software	77.1%	74.5%	*	76.6%	76.0%	*
Global Business Services	32.9%	31.1%	*	29.5%	27.8%	*
Global Technology Services	35.0%	35.8%		34.4%	34.6%
Systems	51.2%	52.6%		53.7%	51.1%
Global Financing	37.5%	36.9%		39.0%	35.6%

TOTAL GROSS PROFIT MARGIN	48.0%	46.2%		47.0%	45.9%

EXPENSE AND OTHER INCOME
S,G&A	4,647	5,024		15,849	15,171
R,D&E	1,515	1,553		4,722	4,393
Intellectual property and custom development income	(134)	(166)		(453)	(489)
Other (income) and expense	253	(31)		614	(850)
Interest expense	323	432		971	990
TOTAL EXPENSE AND OTHER INCOME	6,603	6,813		21,704	19,215

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,827	1,522		3,348	6,173
Pre-tax margin	10.4%	8.4%		6.3%	11.1%
Provision for / (Benefit from) income taxes	128	(151)		(888)	407
Effective tax rate	7.0%	(9.9)%		(26.5)%	6.6%

INCOME FROM CONTINUING OPERATIONS	$1,698	$1,673		$4,237	$5,766
DISCONTINUED OPERATIONS
Income / (Loss) from discontinued operations, net of taxes	(1)	(1)		(2)	(5)

NET INCOME	$1,698	$1,672		$4,234	$5,761

EARNINGS / (LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.89	$1.87		$4.72	$6.46
Discontinued Operations	$0.00	$0.00		$0.00	$(0.01)
TOTAL	$1.89	$1.87		$4.72	$6.45

Basic
Continuing Operations	$1.90	$1.89		$4.76	$6.50
Discontinued Operations	$0.00	$0.00		$0.00	$(0.01)
TOTAL	$1.90	$1.89		$4.76	$6.49

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	897.3	892.8		895.8	892.5
Basic	891.4	886.0		889.6	887.3

*Recast to conform with 2020 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	September 30,	December 31,
(Dollars in Millions)	2020	2019
ASSETS:

Current Assets:
Cash and cash equivalents	$14,393	$8,172
Restricted cash	160	141
Marketable securities	1,200	696
Notes and accounts receivable - trade, net	6,099	7,870
Short-term financing receivables, net	10,848	14,192
Other accounts receivable, net	923	1,733
Inventories	1,949	1,619
Deferred costs	2,084	1,896
Prepaid expenses and other current assets	2,188	2,101
Total Current Assets	39,845	38,420

Property, plant and equipment, net	9,958	10,010
Operating right-of-use assets, net	4,715	4,996
Long-term financing receivables, net	6,423	8,712
Prepaid pension assets	7,636	6,865
Deferred costs	2,438	2,472
Deferred taxes	8,852	5,182
Goodwill	58,355	58,222
Intangibles, net	13,962	15,235
Investments and sundry assets	1,944	2,074
Total Assets	$154,128	$152,186

LIABILITIES:

Current Liabilities:
Taxes	$2,375	$2,839
Short-term debt	10,285	8,797
Accounts payable	3,985	4,896
Deferred income	11,681	12,026
Operating lease liabilities	1,336	1,380
Other liabilities	8,332	7,763
Total Current Liabilities	37,993	37,701

Long-term debt	55,129	54,102
Retirement related obligations	16,732	17,142
Deferred income	3,820	3,851
Operating lease liabilities	3,635	3,879
Other liabilities	15,484	14,526
Total Liabilities	132,794	131,202

EQUITY:

IBM Stockholders’ Equity:
Common stock	56,366	55,895
Retained earnings	162,806	162,954
Treasury stock — at cost	(169,380)	(169,413)
Accumulated other comprehensive income/(loss)	(28,584)	(28,597)
Total IBM Stockholders’ Equity	21,208	20,841

Noncontrolling interests	126	144
Total Equity	21,334	20,985

Total Liabilities and Equity	$154,128	$152,186

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

					Trailing Twelve
	Three Months Ended		Nine Months Ended		Months Ended
	September 30,		September 30,		September 30,
(Dollars in Millions)	2020	2019	2020	2019	2020
Net Cash Provided by Operating Activities per GAAP:	$4,286	$3,619	$12,337	$11,319	$15,789

Less: change in Global Financing (GF) Receivables	2,353	1,135	5,324	3,712	2,104
Capital Expenditures, Net	(829)	(681)	(2,262)	(1,725)	(2,907)

Free Cash Flow	1,104	1,803	4,751	5,882	10,778

Acquisitions	(17)	(32,587)	(37)	(32,630)	(37)
Divestitures	(248)	39	510	927	658
Dividends	(1,453)	(1,436)	(4,343)	(4,269)	(5,780)
Share Repurchase	—	(126)	—	(1,361)	—
Non-GF Debt	1,019	(4,967)	4,977	28,432	(663)
Other (includes GF Net Receivables and GF Debt)	1,098	1,823	886	1,755	(160)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$1,503	$(35,451)	$6,744	$(1,265)	$4,796

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in Millions)	2020	2019	2020	2019
Net Income from Operations	$1,698	$1,672	$4,234	$5,761
Depreciation/Amortization of Intangibles	1,683	1,669	4,996	4,409
Stock-based Compensation	222	220	658	468
Working Capital / Other	(1,670)	(1,077)	(2,874)	(3,031)
Global Financing A/R	2,353	1,135	5,324	3,712
Net Cash Provided by Operating Activities	$4,286	$3,619	$12,337	$11,319
Capital Expenditures, net of payments & proceeds	(829)	(681)	(2,262)	(1,725)
Divestitures, net of cash transferred	(248)	39	510	927
Acquisitions, net of cash acquired	(17)	(32,587)	(37)	(32,630)
Marketable Securities / Other Investments, net	762	2,856	(680)	6,365
Net Cash Provided by / (Used in) Investing Activities	$(332)	$(30,373)	$(2,470)	$(27,064)
Debt, net of payments & proceeds	(252)	(6,608)	1,067	20,465
Dividends	(1,453)	(1,436)	(4,343)	(4,269)
Common Stock Repurchases	—	(126)	—	(1,361)
Common Stock Transactions - Other	16	(7)	(152)	(118)
Net Cash Provided by / (Used in) Financing Activities	$(1,689)	$(8,177)	$(3,428)	$14,717
Effect of Exchange Rate changes on Cash	101	(378)	(200)	(352)
Net Change in Cash, Cash Equivalents and Restricted Cash	$2,366	$(35,310)	$6,239	$(1,379)

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended September 30, 2020
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$5,553	$3,965	$6,462	$1,257	$273
Internal	875	49	312	240	208
Total Segment Revenue	$6,428	$4,014	$6,774	$1,497	$480

Pre-tax Income / (Loss) from Continuing Operations	1,834	570	399	(37)	196

Pre-tax Margin	28.5%	14.2%	5.9%	(2.5)%	40.7%

Change YTY Revenue - External	6.8%	(4.7)%	(3.6)%	(15.1)%	(20.5)%
Change YTY Revenue - External @constant currency	5.8%	(5.8)%	(4.3)%	(16.0)%	(20.3)%

	Three Months Ended September 30, 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software*	Services*	Services	Systems	Financing
Revenue
External	$5,201	$4,160	$6,700	$1,481	$343
Internal	686	70	287	195	302
Total Segment Revenue	$5,888	$4,230	$6,988	$1,676	$645

Pre-tax Income / (Loss) from Continuing Operations	1,290	567	490	39	275

Pre-tax Margin	21.9%	13.4%	7.0%	2.3%	42.6%

* Recast to conform with 2020 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Nine Months Ended September 30, 2020
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$16,540	$11,992	$19,245	$4,477	$837
Internal	2,431	150	911	628	660
Total Segment Revenue	$18,971	$12,142	$20,155	$5,106	$1,497

Pre-tax Income / (Loss) from Continuing Operations	4,475	1,203	471	(7)	566

Pre-tax Margin	23.6%	9.9%	2.3%	(0.1)%	37.8%

Change YTY Revenue - External	5.1%	(4.2)%	(5.7)%	(1.9)%	(23.9)%
Change YTY Revenue - External @constant currency	5.7%	(3.7)%	(4.6)%	(1.6)%	(22.8)%

	Nine Months Ended September 30, 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software*	Services*	Services	Systems	Financing
Revenue
External	$15,731	$12,513	$20,412	$4,562	$1,100
Internal	2,135	213	879	528	884
Total Segment Revenue	$17,865	$12,726	$21,291	$5,091	$1,983

Pre-tax Income / (Loss) from Continuing Operations	5,082	1,154	1,000	(101)	803

Pre-tax Margin	28.4%	9.1%	4.7%	(2.0)%	40.5%

* Recast to conform with 2020 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$8,430	$180		$—		$—		$8,610

Gross Profit Margin	48.0%	1.0	Pts	—		—		49.0%

S,G&A	4,647	(279)		—		—		4,367

R,D&E	1,515	—		—		—		1,515

Other (Income) & Expense	253	(1)		(291)		—		(39)

Interest Expense	323	—		—		—		323

Total Expense & Other (Income)	6,603	(280)		(291)		—		6,032

Pre-tax Income from Continuing Operations	1,827	460		291		—		2,578

Pre-tax Income Margin from Continuing Operations	10.4%	2.6	Pts	1.7	Pts	—		14.7%

Provision for / (Benefit from) Income Taxes***	128	102		54		(21)		263

Effective Tax Rate	7.0%	2.7	Pts	1.3	Pts	(0.8)	Pts	10.2%

Income from Continuing Operations	1,698	358		237		21		2,315

Income Margin from Continuing Operations	9.7%	2.0	Pts	1.4	Pts	0.1	Pts	13.2%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$1.89	$0.40		$0.26		$0.03		$2.58

	Three Months Ended September 30, 2019
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$8,336	$209		$—		$—		$8,545

Gross Profit Margin	46.2%	1.2	Pts	—		—		47.4%

S,G&A	5,024	(451)		—		—		4,573

R,D&E	1,553	(53)		—		—		1,500

Other (Income) & Expense	(31)	10		(145)		—		(166)

Interest Expense	432	(24)		—		—		408

Total Expense & Other (Income)	6,813	(518)		(145)		—		6,150

Pre-tax Income from Continuing Operations	1,522	727		145		—		2,395

Pre-tax Income Margin from Continuing Operations	8.4%	4.0	Pts	0.8	Pts	—		13.3%

Provision for / (Benefit from) Income Taxes***	(151)	142		16		(5)		1

Effective Tax Rate	(9.9)%	8.9	Pts	1.3	Pts	(0.2)	Pts	0.1%

Income from Continuing Operations	1,673	586		130		5		2,394

Income Margin from Continuing Operations	9.3%	3.3	Pts	0.7	Pts	0.0	Pts	13.3%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$1.87	$0.66		$0.14		$0.01		$2.68

*     Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**   Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Nine Months Ended September 30, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$25,052	$556		$—		$—		$25,608

Gross Profit Margin	47.0%	1.0	Pts	—		—		48.1%

S,G&A	15,849	(849)		—		—		15,000

R,D&E	4,722	—		—		—		4,722

Other (Income) & Expense	614	(2)		(829)		—		(217)

Interest Expense	971	—		—		—		971

Total Expense & Other (Income)	21,704	(851)		(829)		—		20,024

Pre-tax Income from Continuing Operations	3,348	1,407		829		—		5,584

Pre-tax Income Margin from Continuing Operations	6.3%	2.6	Pts	1.6	Pts	—		10.5%

Provision for / (Benefit from) Income Taxes***	(888)	312		119		128		(329)

Effective Tax Rate	(26.5)%	12.3	Pts	6.1	Pts	2.3	Pts	(5.9)%

Income from Continuing Operations	4,237	1,095		710		(128)		5,913

Income Margin from Continuing Operations	8.0%	2.1	Pts	1.3	Pts	(0.2)	Pts	11.1%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$4.72	$1.23		$0.79		$(0.14)		$6.60

	Nine Months Ended September 30, 2019
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$25,388	$359		$—		$—		$25,747

Gross Profit Margin	45.9%	0.6	Pts	—		—		46.5%

S,G&A	15,171	(724)		—		—		14,447

R,D&E	4,393	(53)		—		—		4,340

Other (Income) & Expense	(850)	152		(419)		—		(1,118)

Interest Expense	990	(228)		—		—		762

Total Expense & Other (Income)	19,215	(853)		(419)		—		17,942

Pre-tax Income from Continuing Operations	6,173	1,212		419		—		7,805

Pre-tax Income Margin from Continuing Operations	11.1%	2.2	Pts	0.8	Pts	—		14.1%

Provision for / (Benefit from) Income Taxes***	407	245		82		(160)		575

Effective Tax Rate	6.6%	2.1	Pts	0.7	Pts	(2.0)	Pts	7.4%

Income from Continuing Operations	5,766	967		338		160		7,230

Income Margin from Continuing Operations	10.4%	1.7	Pts	0.6	Pts	0.3	Pts	13.1%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$6.46	$1.08		$0.38		$0.18		$8.10

*     Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**   Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

							Trailing
	Three Months Ended				Nine Months Ended		Twelve Months Ended
	September 30, 2020				September 30, 2020		September 30, 2020
	Change YTY				Change YTY		Change YTY
Revenue Adjusting for Divested Businesses and Currency	Cloud		Total IBM		Total IBM		Cloud

Revenue as reported	19.2%		(2.6)%		(3.8)%		22.2%
Impact from divested businesses	1.0	Pts	0.4	Pts	1.5	Pts	1.8	Pts
Currency impact	(1.3)	Pts	(0.9)	Pts	0.7	Pts	0.6	Pts
Revenue adjusting for divested businesses and currency (non-GAAP)	18.9%		(3.1)%		(1.6)%		24.6%

	Three Months Ended
	September 30, 2020
Red Hat Revenue, Normalized for Historical Comparability	Change YTY

Red Hat Revenue GAAP growth rate (1)	163%
Impact from Red Hat revenue prior to acquisition (2)	(26)	Pts
Impact from purchase accounting deferred revenue and intercompany adjustments (3)	(120)	Pts
Red Hat revenue growth rate, normalized for historical comparability (non-GAAP)	17%
Impact from currency	(1)	Pts
Red Hat revenue growth rate, normalized for historical comparability and adjusting for currency (non-GAAP)	16%

(1) Represents change in GAAP revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Red Hat revenue was included in IBM’s consolidated results beginning July 9, 2019. Revenue for July 1 – July 8, 2019 represents pre-acquisition Red Hat standalone revenue and is included for computing year over year change purposes.

(3) Represents change in the third-quarter 2020 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.